UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                               FORM 8-K

                             CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported) March 10, 2005
                                                ----------------------

                         PR SPECIALISTS, INC.
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       (Exact Name of Registrant as Specified in Its Charter)


                              Delaware
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           (State or Other Jurisdiction of Incorporation)


           333-34686                            95-4792965
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   (Commission File Number)         (IRS Employer Identification No.)


2300 NE 48th Court, Lighthouse Point, Florida              33064
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  (Address of Principal Executive Offices)               (Zip Code)


                           (954) 725-0138
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         (Registrant's Telephone Number, Including Area Code)


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   (Former Name or Former Address, If Changed Since Last Report)


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                     SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

On March 10, 2005, PR Specialists, Inc. (the "Company") was notified by the Market Integrity Department at the NASDAQ Stock Market that:
(i)the 10-for-1 reverse stock split previously approved by the Company will be effective at the open of the market on March 11, 2005; and
(ii) the Company's new stock symbol will be PRNC.

As described in the Company's Schedule 14C Information Statement filed with the Commission on June 4, 2004, the Company previously approved the effectuation of a 10-for-1 reverse stock split, and subsequent to the reverse stock split, an amendment to the Company's Certificate of Incorporation to increase the aggregate number of authorized shares of its common stock to One Hundred Million (100,000,000)shares of common stock, $.001 par value.

          SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

Exhibit No.     Description of Exhibit

(3)

    3.1 Certificate Of Amendment Of Certificate Of Incorporation
        (Incorporated by reference to Appendix A of the Company's
        Schedule 14C Information Statement filed with the Commission on June 4, 2004).


                             SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 10, 2005              PR SPECIALISTS, INC.


                                    By: /s/ Lawrence Ruden
                                       -----------------------
                                       Lawrence Ruden,
                                       President


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